EXHIBIT 99



CARCO Auto Loan Master Trust Floating Rate Auto Loan Asset Backed
Certificates, Series 2000-A Structural and Collateral Materials











The information contained in the attached materials is referred to as the "Information".

The attached Term Sheet has been prepared by Chrysler Financial Company L.L.C. ("CFC"). Neither Morgan Stanley & Co. Incorporated ("Morgan Stanley") nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein. The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The Information contained herein will be superseded by the description of the collateral pool contained in the prospectus supplement relating to the securities.

The Information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive Information on any matter discussed in this communication. Any investment decision should be based only on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Morgan Stanley Trading Desk at 212-761-2248.





                              DAIMLER CHRYSLER

                        CARCO Auto Loan Master Trust

                    U.S. AUTO RECEIVABLES COMPANY, Seller
                 CHRYSLER FINANCIAL COMPANY L.L.C., Servicer

            Subject to Revision Term Sheet dated March 24, 2000.

Issuer.............................    CARCO Auto Loan Master Trust (the
                                       "Trust").

Seller ............................    U.S. Auto Receivables Company ("USA"
                                       or the "Seller").

Servicer...........................    Chrysler Financial Company L.L.C.
                                       ("CFC" or the "Servicer"), a wholly
                                       owned subsidiary of DaimlerChrysler
                                       Corporation ("DaimlerChrysler").

Trustee............................    The Bank of New York (the "Trustee").

Title of Securities................    $750,000,000 Floating Rate Auto Loan
                                       Asset Backed Certificates,
                                       Series 2000-A (the "Series 2000-A
                                       Certificates")

The Series 2000-A Invested
Amount ............................    The aggregate Series 2000-A Invested
                                       Amount is expected to be $750,000,000
                                       on the Series Issuance Date (based on
                                       information as of the Series Cut-Off
                                       Date) and represents the principal
                                       amount of the Series 2000-A
                                       Certificates invested in Receivables
                                       as of the Series Issuance Date. The
                                       Invested Amount is subject to decrease
                                       to the extent funds are deposited in
                                       the Excess Funding Account and,
                                       subsequently, to increase to the
                                       extent amounts are withdrawn from the
                                       Excess Funding Account and paid to the
                                       Seller. The Invested Amount is also
                                       subject to reduction during the
                                       Series 2000-A Accumulation Period and
                                       any Early Amortization Period and at
                                       such other times as deposits are made
                                       to the Excess Funding Account in
                                       connection with the payment of
                                       Receivables.

                                       The Trust's assets that are allocated
                                       to Series 2000-A are referred to
                                       herein as the "Series 2000-A
                                       Certificateholders' Interest".

Interest...........................    Interest on the principal balance of
                                       the Series 2000-A Certificates will
                                       accrue at the Series 2000-A
                                       Certificate Rate and will be payable
                                       to Series 2000-A Certificateholders on
                                       the fifteenth day of each month (or,
                                       if such day is not a business day, on
                                       the next succeeding business day)
                                       (each, a "Distribution Date"),
                                       commencing April 17, 2000. Interest
                                       will accrue for the period from and
                                       including the most recent Distribution
                                       Date to but excluding the next
                                       succeeding Distribution Date (each an
                                       "Interest Period"), except that the
                                       first Interest Period will be the
                                       period from and including the Series
                                       Issuance Date to but excluding the
                                       April 2000 Distribution Date. Interest
                                       for any Distribution Date due but not
                                       paid on such Distribution Date will be
                                       due on the next Distribution Date,
                                       together with, to the extent permitted
                                       by applicable law, interest on such
                                       amount at the applicable Series 2000-A
                                       Certificate Rate calculated on the
                                       basis of the Index. The Series 2000-A
                                       Certificate Rate for each Interest
                                       Period will be determined on the
                                       second day that is both a business day
                                       and a day on which banking
                                       institutions in the City of London,
                                       England are not required or authorized
                                       by law to be closed preceding the
                                       first day of such Interest Period. The
                                       Series 2000-A Certificate Rate will
                                       equal one-month LIBOR (the "Index")
                                       for the applicable Interest Period,
                                       plus [ ]%; provided that, if the
                                       Series 2000-A Certificate Rate for any
                                       Distribution Date calculated on the
                                       basis of the Index is greater than a
                                       rate based primarily on Interest
                                       Collections on the Receivables and
                                       earnings on certain Trust accounts (the
                                       "Assets Receivables Rate"), then the
                                       Series 2000-A Certificate Rate for
                                       such Distribution Date will be the
                                       Assets Receivables Rate. If the Series
                                       2000-A Certificate Rate for any
                                       Distribution Date is based on the
                                       Assets Receivables Rate, the excess of
                                       (a) the amount of interest on the
                                       Series 2000-A Certificates that would
                                       have accrued in respect of the related
                                       Interest Period had interest
                                       been calculated based on the Index,
                                       over (b) the amount of interest on the
                                       Series 2000-A Certificates actually
                                       accrued in respect of such Interest
                                       Period based on the Assets Receivables
                                       Rate (such excess, together with the
                                       unpaid portion of any such excess from
                                       prior Distribution Dates (and interest
                                       accrued thereon calculated on the
                                       basis of the Index), is referred to as
                                       a "Carry-over Amount") will be paid
                                       on such Distribution Date from amounts
                                       on deposit in the Yield Supplement
                                       Account and, if such amounts are
                                       depleted, to the extent funds are
                                       allocated and available therefor after
                                       making all required distributions and
                                       deposits with respect to the Series
                                       2000-A Certificates, including
                                       payments with respect to principal
                                       (including payments to the Excess
                                       Funding Account), interest on the
                                       Series 2000-A Certificates ("Monthly
                                       Interest"), the monthly servicing fee
                                       (the "Monthly Servicing Fee"), the
                                       Reserve Fund Deposit Amount and the
                                       investor default amount (the "Investor
                                       Default Amount"). In addition, any
                                       Carry-over Amount outstanding on the
                                       final payment date with respect to the
                                       Series 2000-A Certificates (the
                                       "Series 2000-A Final Payment Date"),
                                       after making the distributions
                                       described in the preceding sentence,
                                       will be paid on such date from (i)
                                       certain amounts on deposit in the
                                       Reserve Fund and (ii) certain
                                       collections allocable to the Seller on
                                       deposit in the Collection Account on
                                       such date. Interest will be
                                       calculated on the basis of the actual
                                       number of days in each Interest Period
                                       divided by 360.

Yield Supplement Account...........    On the Series Issuance Date, the
                                       Seller will deposit $3,000,000 (0.40%
                                       of the principal balance of the Series
                                       2000-A Certificates) in a trust
                                       account which will be established by
                                       the Seller with the Trustee (the
                                       "Yield Supplement Account"). The Yield
                                       Supplement Account for any
                                       Distribution Date will equal 0.40% of
                                       the outstanding principal balance of
                                       the Series 2000-A Certificates for
                                       such Distribution Date (after giving
                                       effect to any change therein on such
                                       Distribution Date). The Yield
                                       Supplement Account will be funded,
                                       from time to time, by
                                       the deposit thereto of certain amounts
                                       otherwise distributable to the Seller.

Reserve Fund.......................    The "Reserve Fund" will be a trust
                                       account established and maintained in
                                       the name of the Trustee for the
                                       benefit of the Series 2000-A
                                       Certificateholders. On the Series
                                       Issuance Date, the Seller will deposit
                                       $2,625,000 (0.35% of the principal
                                       balance of the Series 2000-A
                                       Certificates) into the Reserve Fund.
                                       The "Reserve Fund Required Amount" for
                                       any Distribution Date will equal 0.35%
                                       of the outstanding principal balance
                                       of the Series 2000-A Certificates for
                                       such Distribution Date (after giving
                                       effect to any change therein on such
                                       Distribution Date). The "Reserve Fund
                                       Deposit Amount" is the amount, if any,
                                       by which the Reserve Fund Required
                                       Amount exceeds the amount on deposit
                                       in the Reserve Fund. Funds in the
                                       Reserve Fund will be invested in
                                       investments that will mature on or
                                       prior to the next Distribution Date.
                                       Amounts on deposit in the Reserve Fund
                                       will be available to pay Monthly
                                       Interest, the Monthly Servicing Fee
                                       and Investor Default Amounts.

Series 2000-A Expected Payment
  Date.............................    March 17, 2003.

Excess Funding Account ............    Except as provided below, the Excess
                                       Funded Amount (the amount, if any, of
                                       the Series 2000-A Certificates not
                                       invested in Receivables) will be
                                       maintained in a trust account
                                       established with the Trustee (the
                                       "Excess Funding Account").

                                       Upon (a) the commencement of any Early
                                       Amortization Period and (b) the
                                       September 2002 Distribution Date, some
                                       or all of funds on deposit in the
                                       Excess Funding Account will be
                                       distributed to the Series 2000-A
                                       Certificateholders or deposited in the
                                       Principal Funding Account.

Series 2000-A
  Accumulation Period .............    Unless an Early Amortization Event
                                       that is not cured or waived shall have
                                       occurred, the Series 2000-A
                                       Certificates will have a Series 2000-A
                                       Accumulation Period of one, two,
                                       three, four or
                                       five month(s) long as described in the
                                       following paragraph. During the Series
                                       2000-A Accumulation Period, Principal
                                       Collections and certain other amounts
                                       allocable to the Series 2000-A
                                       Certificateholders' Interest will be
                                       deposited on each Distribution Date in
                                       a trust account established for the
                                       benefit of the Series 2000-A
                                       Certificateholders (the "Principal
                                       Funding Account") and used to make
                                       principal distributions to the Series
                                       2000-A Certificateholders when due.

                                       On the September 2002 Distribution
                                       Date and each Distribution Date
                                       thereafter that occurs prior to the
                                       Series 2000-A Accumulation Period
                                       Commencement Date, the Servicer shall
                                       calculate the Series 2000-A
                                       Accumulation Period Length. The
                                       "Series 2000-A Accumulation Period
                                       Length" will be calculated on each
                                       such date as the lesser of (i) the
                                       number of full Collection Periods
                                       between such Distribution Date and the
                                       Series 2000-A Expected Payment Date
                                       and (ii) the product, rounded upwards
                                       to the nearest integer not greater
                                       than five, of (a) one divided by the
                                       lowest Monthly Payment Rate on the
                                       Receivables during the last 12 months
                                       and (b) a fraction, the numerator of
                                       which is the sum of (i) the Invested
                                       Amount as of such Distribution Date
                                       (after giving effect to all changes
                                       therein on such date) and (ii) the
                                       invested amounts of all other Series
                                       (excluding certain Series) currently
                                       in their amortization or accumulation
                                       periods or expected to be in their
                                       amortization or accumulation periods
                                       by the Series 2000-A Expected Payment
                                       Date and the denominator of which is
                                       the sum of the Series 2000-A Invested
                                       Amount and the invested amounts as of
                                       such Distribution Date (after giving
                                       effect to all changes therein on such
                                       date) of all other outstanding Series
                                       (excluding certain Series) which are
                                       expected to be outstanding on the
                                       Series 2000-A Expected Payment Date.
                                       The Series 2000-A Accumulation Period
                                       Commencement Date (which will be the
                                       first day of a Collection Period) will
                                       occur when the number of full
                                       Collection Periods remaining until
                                       the Series 2000-A Expected Payment
                                       Date first
                                       equals the Series 2000-A Accumulation
                                       Period Length as calculated above. If
                                       the Series 2000-A Accumulation Period
                                       Length is one month, two months, three
                                       months, four months or five months in
                                       length, the "Series 2000-A
                                       Accumulation Period Commencement Date"
                                       shall be the first day of the February
                                       2003 Collection Period, the January
                                       2003 Collection Period, the December
                                       2002 Collection Period, the November
                                       2002 Collection Period or the October
                                       2002 Collection Period, respectively.
                                       In addition, if at any time after the
                                       September 2002 Distribution Date, any
                                       other outstanding Series (excluding
                                       certain Series) shall have entered
                                       into an early amortization period, the
                                       Series 2000-A Accumulation Period
                                       Commencement Date shall be the earlier
                                       of (i) the date that such outstanding
                                       Series shall have entered into its
                                       reinvestment period or early
                                       amortization period and (ii) the
                                       Series 2000-A Accumulation Period
                                       Commencement Date as previously
                                       determined.

                                       The effect of the calculation
                                       described above is to permit the
                                       reduction of the length of the Series
                                       2000-A Accumulation Period based on
                                       the invested amounts of certain other
                                       Series which are scheduled to be in
                                       their revolving periods during the
                                       Series 2000-A Accumulation Period and
                                       on increases in the principal payment
                                       rate, which, if continued, would
                                       result in a shorter Series 2000-A
                                       Accumulation Period.

Early Amortization Period..........    The Series 2000-A Certificates will
                                       have an Early Amortization Period if
                                       an Early Amortization Event occurs.
                                       During an Early Amortization Period
                                       with respect to Series 2000-A,
                                       Principal Collections and certain
                                       other amounts allocable to the Series
                                       2000-A Certificateholders' Interest
                                       will be distributed to the Series
                                       2000-A Certificateholders monthly on
                                       each Distribution Date beginning with
                                       the Distribution Date following the
                                       Collection Period in which such Early
                                       Amortization Period commences.

                                       The Seller is required to add
                                       Receivables to the Trust to maintain
                                       the principal balance of

                                       Receivables in the Trust at a
                                       specified level. The failure of the
                                       Seller to add Receivables when
                                       required will result in the occurrence
                                       of an Early Amortization Event.
                                       However, if no other Early
                                       Amortization Event has occurred, the
                                       Early Amortization Period resulting
                                       from such failure will terminate and
                                       the Series 2000-A Revolving Period
                                       will recommence when the Seller would
                                       no longer be required to add
                                       Receivables to the Trust, so long as
                                       the scheduled termination date of such
                                       Revolving Period has not occurred.

                                       Notwithstanding the foregoing, in the
                                       event of the occurrence of certain
                                       Early Amortization Events, provided
                                       that the scheduled termination date of
                                       the Series 2000-A Revolving Period has
                                       not occurred, such Revolving Period
                                       may recommence following receipt of
                                       (i) written confirmation from each
                                       rating agency rating the Series 2000-A
                                       Certificates (each, a "Rating Agency")
                                       (other than Moody's) that such Rating
                                       Agency's rating of the Series 2000-A
                                       Certificates will not be withdrawn or
                                       lowered as a result of such
                                       recommencement and (ii) the consent of
                                       Series 2000-A Certificateholders
                                       holding Series 2000-A Certificates
                                       evidencing more than 50% of the
                                       aggregate unpaid principal amount of
                                       the Series 2000-A Certificates to such
                                       recommencement.

Early Amortization Events .........    The Early Amortization Events with
                                       respect to the Series 2000-A
                                       Certificates will include each of the
                                       following events:

                                       1.  failure on the part of USA, the
                                           Servicer or CFC (i) to make any
                                           payment required by the Pooling
                                           and Servicing Agreement or the
                                           Receivables Purchase Agreement,
                                           (ii) to deliver a Distribution
                                           Date Statement required by the
                                           Pooling and Servicing Agreement,
                                           (iii) to comply with its covenant
                                           not to create any lien on a
                                           Receivable or (iv) to observe or
                                           perform in any material respect
                                           any other covenant or agreement
                                           set forth in the Pooling and
                                           Servicing Agreement or the
                                           Receivables Purchase Agreement
                                           beyond any applicable grace
                                           period;

                                       2.  any representation or warranty
                                           made by CFC, as seller of the
                                           Receivables to USA, in the
                                           Receivables Purchase Agreement or
                                           by USA in the Pooling and
                                           Servicing Agreement or any
                                           information required to be given
                                           by USA to the Trustee to identify
                                           the Accounts proves to have been
                                           incorrect in any material respect
                                           when made and continues to be
                                           incorrect in any material respect
                                           for a period of 60 days after
                                           written notice and as a result the
                                           interests of the
                                           Certificateholders are materially
                                           and adversely affected; provided,
                                           however, that an Early
                                           Amortization Event shall not be
                                           deemed to occur thereunder if USA
                                           has repurchased the related
                                           Receivables or all such
                                           Receivables, if applicable, during
                                           such period in accordance with the
                                           provisions of the Pooling and
                                           Servicing Agreement;

                                       3.  the occurrence of certain events
                                           of bankruptcy, insolvency or
                                           receivership relating to CFC,
                                           DaimlerChrysler, the Trust or the
                                           Seller;

                                       4.  a failure by USA to convey
                                           Receivables in Additional Accounts
                                           to the Trust when required;

                                       5.  on any Determination Date, the
                                           Available Subordinated Amount for
                                           the next Distribution Date will be
                                           reduced to an amount less than the
                                           Required Subordinated Amount on
                                           such Determination Date after
                                           giving effect to the distributions
                                           to be made on the next
                                           Distribution Date;

                                       6.  any Service Default with respect
                                           to the Series 2000-A Certificates
                                           occurs;

                                       7.  on any Distribution Date, as of
                                           the last day of the preceding
                                           Collection Period, the aggregate
                                           amount of Principal Receivables
                                           relating to Used Vehicles exceeds
                                           20% of the Pool Balance on such
                                           last day;

                                       8.  on any Determination Date, the
                                           average of the Monthly Payment
                                           Rates for the three
                                           preceding Collection Periods i
                                           less than 20%;

                                       9.  any Carry-over Amount is
                                           outstanding on six consecutive
                                           Distribution Dates;

                                       10. the Trust or USA becomes an
                                           investment company within the
                                           meaning of the Investment Company
                                           Act of 1940, as amended; and

                                       11. the outstanding principal amount
                                           of the Series 2000-A Certificates
                                           is not repaid by the Series 2000-A
                                           Expected Payment Date.

Subordination of the Seller's
Interest ..........................    If the Interest Collections,
                                       Investment Proceeds, certain amounts
                                       in the Reserve Fund, certain amounts
                                       on deposit in the Yield Supplement
                                       Account and certain other amounts
                                       allocable to the Series 2000-A
                                       Certificateholders for any Collection
                                       Period are not sufficient to cover the
                                       interest payable with respect to the
                                       Series 2000-A Certificates on the next
                                       Distribution Date (plus any overdue
                                       interest and interest thereon), the
                                       Monthly Servicing Fee for such
                                       Distribution Date, any Investor
                                       Default Amount for such Distribution
                                       Date and certain other amounts, the
                                       Available Subordinated Amount will be
                                       applied to make up such deficiency.

                                       The "Available Subordinated Amount"
                                       for a Determination Date is equal to
                                       (a) the lesser of (i) the Available
                                       Subordinated Amount for the preceding
                                       Determination Date, minus, with
                                       certain limitations, the Draw Amount
                                       for such preceding Determination Date,
                                       minus funds from the Reserve Fund
                                       applied to cover any portion of the
                                       Investor Default Amount, plus the
                                       excess, if any, of the Required
                                       Subordinated Amount for such
                                       Determination Date over the Required
                                       Subordinated Amount for the
                                       immediately preceding Determination
                                       Date due to an increase in the
                                       Subordination Factor, plus the amount
                                       of Excess Servicing available to be
                                       paid to the Seller and (ii) the
                                       product of the fractional equivalent
                                       of the Subordinated Percentage and
                                       the Invested Amount minus (b) in the
                                       case of clause (a)(i), the Incremental
                                       Subordinated Amount for such preceding
                                       Determination Date, plus (c) the
                                       Incremental Subordinated Amount for
                                       the current Determination Date, plus
                                       (d) the Subordinated Percentage of
                                       funds to be withdrawn from the Excess
                                       Funding Account on the succeeding
                                       Distribution Date and paid to the
                                       Seller or allocated to one or more
                                       Series; provided, however, (x) that,
                                       from and after the commencement of the
                                       Series 2000-A Accumulation Period
                                       until the Series 2000-A Certificates
                                       are paid in full and (y) from and
                                       after the commencement of any Early
                                       Amortization Period that is not
                                       terminated as described herein until
                                       the payment in full of the Series
                                       2000-A Certificates, the Available
                                       Subordinated Amount shall be
                                       calculated based on the Invested
                                       Amount as of the close of business on
                                       the day preceding such Series 2000-A
                                       Accumulation Period or Early
                                       Amortization Period, as applicable.
                                       The Available Subordinated Amount for
                                       the first Determination Date is equal
                                       to the Required Subordinated Amount.
                                       The "Required Subordinated Amount"
                                       shall mean, as of any date of
                                       determination, the sum of (a) the
                                       product of the initial Subordinated
                                       Percentage, as adjusted from time to
                                       time other than as a result of an
                                       increase therein at the option of the
                                       Seller, and the Invested Amount and
                                       (b) the Incremental Subordinated
                                       Amount.

                                       The "Incremental Subordinated Amount"
                                       on any Determination Date will equal
                                       the result obtained by multiplying (a)
                                       a fraction, the numerator of which is
                                       the sum of the Invested Amount on the
                                       last day of the immediately preceding
                                       Collection Period and the Available
                                       Subordinated Amount for such
                                       Determination Date (calculated without
                                       adding the Incremental Subordinated
                                       Amount for such Determination Date as
                                       described in clause (c) above), and
                                       the denominator of which is the Pool
                                       Balance on such last day by (b) the
                                       excess, if any, of (x) the sum of the
                                       Overconcentration Amount, the
                                       Installment Balance Amount and the
                                       aggregate amount of Ineligible
                                       Receivables on such Determination Date
                                       over (y) the
                                       aggregate amount of Ineligible
                                       Receivables, Receivables in Accounts
                                       containing Dealer Overconcentrations
                                       and Receivables in Installment
                                       Balances, in each case that became
                                       Defaulted Receivables during the
                                       preceding Collection Period and are
                                       not subject to reassignment from the
                                       Trust, unless certain insolvency
                                       events relating to the Seller or CFC
                                       have occurred.

                                       The "Subordinated Percentage" will
                                       initially equal the percentage
                                       equivalent of a fraction, the
                                       numerator of which is the
                                       Subordination Factor and the
                                       denominator of which will be the
                                       excess of 100% over the Subordination
                                       Factor. The Subordination Factor will
                                       initially be 10%, but will be subject
                                       to increase to 11% in the event that
                                       the rating of CFC's long-term
                                       unsecured debt is lowered below BBB-
                                       by Standard & Poor's or withdrawn by
                                       Standard & Poor's, unless the Seller
                                       receives written confirmation from
                                       Standard & Poor's that the failure to
                                       so increase the Subordination Factor
                                       would not result in such Rating Agency
                                       lowering or withdrawing its rating of
                                       the Series 2000-A Certificates. The
                                       Seller may, in its sole discretion,
                                       increase at any time the Available
                                       Subordinated Amount for so long as the
                                       cumulative amount of such
                                       discretionary increases does not
                                       exceed the lesser of (i) $8,333,333.33
                                       or (ii) 1.11% of the Invested Amount.
                                       The Seller is not under any obligation
                                       to increase the Available Subordinated
                                       Amount at any time, except as
                                       described herein. If the Available
                                       Subordinated Amount were reduced to
                                       less than the Required Subordinated
                                       Amount, an Early Amortization Event
                                       would occur. The Seller could elect to
                                       increase the Available Subordinated
                                       Amount at the time such an Early
                                       Amortization Event would otherwise
                                       occur, thus preventing or delaying the
                                       occurrence of the Early Amortization
                                       Event.

Required Participation
Percentage.........................

                                       "Required Participation Percentage"
                                       shall mean, with respect to Series
                                       2000-A, 103%; provided, however, that
                                       if the aggregate amount of

                                       Principal Receivables due from any
                                       Dealer or group of affiliated Dealers
                                       at the close of business on the last
                                       day of any Collection Period with
                                       respect to which such determination is
                                       being made is greater than 1.5% of the
                                       Pool Balance on such last day, the
                                       Required Participation Percentage
                                       shall mean, as of such last day and
                                       with respect to such Collection Period
                                       and the immediately following
                                       Collection Period only, 104%;
                                       provided, further, that the Seller
                                       may, upon ten days' prior notice to
                                       the Trustee and the Rating Agencies
                                       reduce the Required Participation
                                       Percentage to not less than 100%, so
                                       long as the Rating Agencies shall not
                                       have notified the Seller or the
                                       Servicer that any such reduction will
                                       result in a reduction or withdrawal of
                                       the rating of the Series 2000-A
                                       Certificates or any other outstanding
                                       Series or Class of Certificates.

Other Series Issuances ............    As of the date hereof, eight other
                                       Series issued by the Trust are
                                       outstanding.

Allocations .......................    Interest Collections, Principal
                                       Collections and Defaulted Receivables
                                       allocated to Series 2000-A will be
                                       further allocated between the Series
                                       2000-A Certificateholders' Interest
                                       and the Seller's Interest as described
                                       below.

                                       Interest Collections and Defaulted
                                       Receivables allocated to Series 2000-A
                                       will be allocated at all times to the
                                       Series 2000-A Certificateholders'
                                       Interest based on the Floating
                                       Allocation Percentage applicable
                                       during the related Collection Period.
                                       The Floating Allocation Percentage for
                                       any Collection Period is the
                                       percentage obtained by dividing the
                                       Invested Amount on the last day of the
                                       immediately preceding Collection
                                       Period by the product of (x) the Pool
                                       Balance on the last day of the
                                       immediately preceding Collection
                                       Period and (y) the Series Allocation
                                       Percentage for the Collection Period
                                       in respect of which the Floating
                                       Allocation Percentage is being
                                       calculated. Principal Collections
                                       allocated to Series 2000-A will be
                                       allocated to the Series 2000-A
                                       Certificateholders' Interest based on
                                       the

                                       Floating Allocation Percentage during
                                       any period (a "Nonprincipal Period")
                                       that is not the Series 2000-A
                                       Accumulation Period or an Early
                                       Amortization Period and based on the
                                       Principal Allocation Percentage during
                                       the Series 2000-A Accumulation Period
                                       and any Early Amortization Period.
                                       "Principal Allocation Percentage" for
                                       any Collection Period generally means
                                       the percentage equivalent (which shall
                                       never exceed 100%) of a fraction,
                                       the numerator of which is the Invested
                                       Amount as of the last day of the
                                       Series 2000-A Revolving Period, if
                                       such last day has occurred or, if such
                                       last day has not occurred, as of the
                                       last day of the immediately preceding
                                       Collection Period or, after the Series
                                       2000-A Certificates have been paid in
                                       full, zero and the denominator of
                                       which is the product of (x) the Pool
                                       Balance as of such last day and (y)
                                       the Series Allocation Percentage for
                                       the Collection Period in respect of
                                       which the Principal Allocation
                                       Percentage is being calculated.

Excess Principal Collections ......    Principal Collections otherwise
                                       allocable to other Series, to the
                                       extent such collections are not needed
                                       to make payments to or deposits for
                                       the benefit of the Certificateholders
                                       of such other Series, will be applied
                                       to cover principal payments due to or
                                       for the benefit of the holders of the
                                       Series 2000-A Certificates and of
                                       other Series of Certificates entitled
                                       thereto.

Registration of Series 2000-A
Certificates ......................    The Series 2000-A Certificates will
                                       initially be represented by one or
                                       more Certificates registered in the
                                       name of Cede & Co., as the nominee of
                                       The Depository Trust Company ("DTC").
                                       No person acquiring an interest in the
                                       Series 2000-A Certificates will be
                                       entitled to receive a definitive
                                       certificate representing such person's
                                       interest except under certain limited
                                       circumstances. Series 2000-A
                                       Certificateholders may only hold their
                                       Series 2000-A Certificates through
                                       DTC. Series 2000-A Certificates may
                                       not be held through Clearstream or the
                                       Euroclear System.

Servicing Fee Rate ................    1/12 of 1.0% per month or, if the
                                       Monthly Servicing Fee has been waived,
                                       0.0% for the Distribution Date in
                                       respect of which the Monthly Servicing
                                       Fee has been waived.

Optional Repurchase ...............    The Series 2000-A Certificateholders'
                                       Interest will be subject to optional
                                       repurchase by the Servicer on any
                                       Distribution Date after the Invested
                                       Amount is reduced to an amount less
                                       than or equal to $75,000,000 (10% of
                                       the initial outstanding principal
                                       amount of the Series 2000-A
                                       Certificates). The purchase price will
                                       equal the sum of (i) the Invested
                                       Amount on the Determination Date
                                       preceding the Distribution Date on
                                       which the purchase is scheduled to be
                                       made, (ii) accrued and unpaid interest
                                       on the Series 2000-A Certificates at
                                       the applicable Series 2000-A
                                       Certificate Rate (together with
                                       interest on overdue interest) and
                                       (iii) any outstanding Carry-over
                                       Amount.

Series 2000-A Termination Date.....    March 15, 2005.

ERISA Considerations ..............    Series 2000-A Certificates may be
                                       eligible for purchase by employee
                                       benefit plans.

Certificate Ratings ...............    It is a condition to the issuance of
                                       the Series 2000-A Certificates that
                                       they be rated in the highest long-term
                                       rating category by at least one
                                       nationally recognized rating agency. A
                                       security rating is not a
                                       recommendation to buy, sell or hold
                                       securities and is subject to revision
                                       or withdrawal in the future by the
                                       assigning rating agency.

Series Issuance Date ..............    April 4, 2000.

Series Cut-Off Date ...............    March 31, 2000.

                   THE DEALER FLOORPLAN FINANCING BUSINESS

      The Receivables sold to the Trust by the Seller pursuant to a Pooling and Servicing Agreement among USA, CFC and the Trustee (the "Pooling and Servicing Agreement") were or will be selected from extensions of credit and advances made by DaimlerChrysler, directly or as successor to Chrysler Corporation ("Chrysler"), and CFC, directly or as successor to Chrysler Financial Corporation or Chrysler Credit Corporation ("CCC"), to approximately 3,170 domestic motor vehicle dealers to finance their automobile and light duty truck inventory. CFC, directly or as successor to Chrysler Financial Corporation or CCC, financed 56.8% of the total number of all DaimlerChrysler franchised dealers as of December 31, 1999. Furthermore, CFC, directly or as successor to Chrysler Financial Corporation or CCC, has extended credit lines to 1,174 DaimlerChrysler-franchised dealers that also operate non-DaimlerChrysler franchises (representing approximately 38% of the aggregate credit lines of dealers in the U.S. Wholesale Portfolio as of December 31, 1999) and 439 non-DaimlerChrysler dealers (representing approximately 17% of such aggregate credit lines). As of December 31, 1999, the balance of Principal Receivables in the accounts of dealers serviced by CFC (the "U.S. Wholesale Portfolio") was approximately $11.0 billion. CFC currently services the U.S. Wholesale Portfolio through its Southfield Support office and through a network of 25 zone offices located throughout the United States.

      As of December 31, 1999, the average credit lines per dealer in the U.S. Wholesale Portfolio for new and used vehicles (which includes Auction Vehicles) were $3.65 million and $0.48 million, respectively, and the average balance of principal receivables per dealer was $3.45 million. As of December 31, 1999, the aggregate total receivables balance as a percentage of the aggregate total credit line was approximately 83.6%.

      The following table sets forth the percentages of dealer account balances by year of credit line origination for the U.S. Wholesale Portfolio.

      Portfolio Percentages by Year of Credit Line Origination As of December 31, 1999

                                                              Prior to
1999     1998     1997     1996     1995     1994     1993      1993
----     ----     ----     ----     ----     ----     ----    --------
9.42%    7.87%    6.29%    4.23%    6.58%    3.31%    5.82%    56.48%

      As of December 31, 1999, the weighted average spread over the Prime Rate charged to dealers in the U.S. Wholesale Portfolio was approximately 0.81%.

      Used Vehicles (which excludes Auction Vehicles) represented approximately 3.63% of the aggregate principal amount of receivables in the U.S. Wholesale Portfolio as of December 31, 1999. As of December 31, 1999, Used Vehicles represented approximately 3.80% of the aggregate principal amount of Receivables in the Trust (including Excluded Receivables).

      The following table provides the percentage of dealers in the U.S. Wholesale Portfolio that were subject to finance hold.


15



                           Finance Hold Experience
                             As of December 31,

                 1999  1998  1997  1996  1995  1994  1993  1992  1991  1990
                 ----  ----  ----  ----  ----  ----  ----  ----  ----  ----
Percentage
  of Dealers...  .04%  0.9%  2.1%  1.1%  1.8%  1.6%  3.2%  6.8%  9.4%  6.8%

The following table provides the number and percentage of dealers in Dealer Trouble Status in the U.S. Wholesale Portfolio as of the dates indicated


                          Dealer Trouble Experience
                              As of December 31,

                  1999  1998  1997  1996  1995  1994  1993  1992  1991  1990
                  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----
Number of
  Dealers ......   27    21    24    20     6    12    21    56   100   129
Percentage
  of Dealers ...  0.9%  0.7%  0.7%  0.6%  0.2%  0.3%  0.6%  1.8%  3.1%  4.2%


                                THE ACCOUNTS

      As of December 31, 1999, with respect to the Accounts in the Trust: (a) there were approximately 2,940 Accounts and the Principal Receivables balance was approximately $10.0 billion; (b) the average credit lines per Dealer for new and used vehicles (which include Auction Vehicles) were approximately $3.61 million and $0.50 million, respectively, and the average balance of Principal Receivables per Dealer was approximately $3.41 million; and (c) the aggregate total Receivables balance as a percentage of the aggregate total credit line was approximately 82.8%. Unless otherwise indicated, the statistics included in this paragraph, in the table below and under " Geographic Distribution" with respect to the Accounts and the Receivables in the Trust give effect to approximately $2.2 million of principal receivables balances with respect to certain Dealers (the "Excluded Receivables" and the "Excluded Dealers", respectively) that are in voluntary or involuntary bankruptcy proceedings or voluntary or involuntary liquidation or that, subject to certain limitations, are being voluntarily removed by the Seller (or the Servicer on its behalf) from the Trust. A portion of such principal receivables was created after such Dealers entered into such status or were designated by the Seller (or the Servicer on its behalf) for removal from the Trust and, as a result thereof, are owned by CFC and not the Trust. Principal receivables balances created prior to such Dealers entering into such status or being designated for removal from the Trust are included in the Principal Receivables balance.

      The following table sets forth the percentages of dealer account balances by year of credit line origination for the accounts in the Trust.


                                     16




                        Portfolio Percentages by Year
                          of Credit Line Origination
                             of December 31, 1999

                                                              Prior to
1999     1998     1997     1996     1995     1994     1993      1993
----     ----     ----     ----     ----     ----     ----    --------
5.25%    8.05%    6.42%    4.44%    5.64%    3.56%    6.33%    60.31%

As of December 31, 1999, the weighted average spread over the Prime Rate charged to Dealers was approximately 0.82%.

Loss Experience

The following tables set forth the average Principal Receivables balance and loss experience for each of the periods shown on the U.S. Wholesale Portfolio. Because the eligible Accounts in the Trust (the "Eligible Accounts") will be only a portion of the entire U.S. Wholesale Portfolio, actual loss experience with respect to the Eligible Accounts may be different. There can be no assurance that the loss experience for the Receivables in the future will be similar to the historical experience set forth below with respect to the U.S. Wholesale Portfolio. In addition, the historical experience set forth below reflects financial assistance provided by DaimlerChrysler or Chrysler to DaimlerChrysler-franchised dealers. If DaimlerChrysler is not able to or elects not to provide such assistance, the loss experience in respect of the U.S. Wholesale Portfolio may be adversely affected.

              Loss Experience for the U.S. Wholesale Portfolio
                        As of Year Ended December 31,

                              1999      1998      1998     1997       1996       1995      1994
                              ----      ----      ----     ----       ----       ----      ----
                                         (Dollars in millions)
Average Principal
  Receivables
  Balance(l) ............   $10,430    $9,236   $8,877   $ 8,825    $ 8,256    $ 6,754    $6,271
Net Losses/(Net
  Recoveries)(2) ........   $    (0)   $   11   $    4   $    (0)   $    (1)   $    (1)   $   12
Net Losses/(Net
  Recoveries) as a
  Percent of
  Liquidations ..........    (0.001)%   0.020%   0.007%   (0.000)%   (0.002)%   (0.003)%   0.035%
Net Losses/(Net
  Recoveries) as a
  Percent of Average
  Principal
  Receivables
  Balance ...............     (0.00)%    0.12%    0.04%    (0.00)%    (0.01)%    (0.01)%    0.19%



                                     17



              Loss Experience for the U.S. Wholesale Portfolio (Continued)
                        As of Year Ended December 31,

                              1992      1991     1990     1989       1988     1987      1886
                              ----      ----     ----     ----       ----     ----      ----
                                         (Dollars in millions)
Average Principal
  Receivables
  Balance(l) ............   $ 5,344    $4,826   $4,726   $4,933    $4,129    $3,787    $2,991
Net Losses/(Net
  Recoveries)(2) ........   $    26    $   36   $   23   $   13    $    3    $    2    $    3
Net Losses/(Net
  Recoveries) as a
  Percent of
  Liquidations ..........     0.098%    0.163%   0.117%   0.060%    0.015%    0.015%    0.023%
Net Losses/(Net
  Recoveries) as a
  Percent of Average
  Principal
  Receivables
  Balance ...............      0.49%     0.75%    0.49%    0.26%     0.07%     0.06%     0.10%

(1) Average Principal Receivables Balance is the average of the month-end principal balances for the thirteen months ending on the last day of the period.

(2) Net losses in any period are gross losses less recoveries for such period.

                                     18




                              Aging Experience

The following table provides the age distribution of vehicle inventory for all dealers in the U.S. Wholesale Portfolio, as a percentage of total principal outstanding at the date indicated. Because the Eligible Accounts will only be a portion of the entire U.S. Wholesale Portfolio, actual age distribution with respect to the Eligible Accounts may be different.

               Age Distribution for the U.S. Wholesale Portfolio

                                             As of December 31,
                         ------------------------------------------------------------
         Days            1999   1998   1997   1996   1995   1994   1993   1992   1991
         ----            ----   ----   ----   ----   ----   ----   ----   ----   ----
1-120 ................   81.7%  81.7%  80.1%  80.4%  82.2%  82.5%  82.4%  77.2%  75.9%
121-180 ..............   12.1   11.0   10.8   10.0    9.3   10.1    9.6   13.8   12.9
181-270 ..............    3.6    4.1    4.2    5.0    3.8    4.0    4.6    4.8    4.8
over 270 .............    2.6    3.2    4.9    4.6    4.7    3.4    3.4    4.2    6.4


Geographic Distribution

The following table provides the geographic distribution of the vehicle inventory for all dealers in the Trust on the basis of receivables outstanding and the number of dealers generating such portfolio.

                 Geographic Distribution of Accounts in the Trust
                           As of December 31, 1999

                                                 Percentage of                        Percentage of
                             Receivables          Receivables      Total Number of      Number of
                           Outstanding (2)    Outstanding (2)(4)     Dealers (3)     Dealers (3)(4)
                           ---------------    ------------------   ---------------   --------------
Texas ................   $   872,237,535.05           8.70%               187              6.35%
California ...........       796,114,671.04           7.94                185              6.28
New York .............       638,467,319.81           6.37                182              6.18
Florida ..............       606,598,501.71           6.05                115              3.91
Illinois .............       555,344,684.02           5.54                158              5.37
New Jersey ...........       544,837,085.75           5.43                132              4.48
Michigan .............       496,457,495.04           4.95                144              4.89
Other(1) .............     5,520,311,136.80          55.04              1,841             62.53
                         ------------------         ------              -----            ------
Total ................   $10,030,368,429.22         100.00%             2,944            100.00%
                         ==================         ======              =====            ======

----------------
(1) No other state includes more than 5% of the outstanding Receivables.

(2) Includes Excluded Receivables.

(3) Includes Excluded Dealers.

(4) May not add to 100.00% due to rounding.


                                     19




                MATURITY AND PRINCIPAL PAYMENT CONSIDERATIONS

      Principal with respect to the Series 2000-A Certificates will be payable if an Early Amortization Period that is not terminated has commenced. Full amortization of the Series 2000-A Certificates by the March 2003 Distribution Date (the "Series 2000-A Expected Payment Date") depends on, among other things, repayment by Dealers of the Receivables and may not occur if Dealer payments are insufficient therefor. Because the Receivables generally are paid upon retail sale of the underlying Vehicle, the timing of such payments is uncertain. In addition, there is no assurance that CFC will generate additional Receivables under the Accounts or that any particular pattern of Dealer payments will occur. In addition, the shorter the Series 2000-A Accumulation Period Length the greater the likelihood that payment of the Series 2000-A Certificates in full by the Series 2000-A Expected Payment Date will be dependent on the reallocation of Principal Collections which are initially allocated to other outstanding Series. If one or more other Series from which Principal Collections are expected to be available to be reallocated to the payment of the Series 2000-A Certificates enters into an early amortization period or reinvestment period after the September 2002 Distribution Date, Principal Collections allocated to such Series generally will not be available to be reallocated to make payments of principal of the Series 2000-A Certificates and the final payment of principal of the Series 2000-A Certificates may be later than the Series 2000-A Expected Payment Date.

      Because an Early Amortization Event with respect to the Series 2000-A Certificates may occur which would initiate an Early Amortization Period, the final distribution of principal on the Series 2000-A Certificates may be made prior to the scheduled termination of the Series 2000-A Revolving Period or prior to the Series 2000-A Expected Payment Date.

      The amount of new Receivables generated in any month and monthly payment rates on the Receivables may vary because of seasonal variations in Vehicle sales and inventory levels, retail incentive programs provided by Vehicle manufacturers and various economic factors affecting Vehicle sales generally. The following table sets forth the highest and lowest monthly payment rates for the U.S. Wholesale Portfolio during any month in the periods shown and the average of the monthly payment rates for all months dur-ing the periods shown, in each case calculated as the percentage equivalent of a fraction, the numerator of which is the aggregate of all collections of principal during the period and the denominator of which is the average aggregate principal balance for such period. Monthly payment rates reflected in the table include principal credit adjustments. There can be no assurance that the rate of Principal Collections will be similar to the historical experience set forth below. Because the Eligible Accounts will be only a portion of the entire U.S. Wholesale Portfolio, historical monthly payment rates with respect to the Eligible Accounts may be different than those shown below.


                                     20




                            Monthly Payment Rates for the U.S. Wholesale Portfolio
                                       As of Year Ended December 31,
                  ----------------------------------------------------------------------------
                  1999    1998    1997    1996    1995    1994    1993    1992    1991    1990
                  ----    ----    ----    ----    ----    ----    ----    ----    ----    ----
Highest
 Month .......    69.0%   60.8%   57.7%   58.3%   59.1%   59.7%   54.7%   50.6%   49.0%   42.1%
Lowest
 Month .......    30.7    42.5    41.1    43.2    36.5    34.2    35.9    34.4    30.2    25.3
Average of
 the Month
 in the
 Period ......    49.4    50.0    48.2    49.0    45.6    50.3    46.6    41.3    38.4    35.7